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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------


         Date of Report (Date of Earliest Event Reported): July 16, 2001


                          HOME INTERIORS & GIFTS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                      TEXAS
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                 (State or Other Jurisdiction of Incorporation)


             333-62021                                   75-0981828
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      (Commission File Number)              (I.R.S. Employer Identification No.)


1649 FRANKFORD ROAD WEST
CARROLLTON, TEXAS                                                 75007
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(Address of Principal Executive offices)                        (Zip Code)


                                 (972) 386-1000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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NY2:\1063445\03\MSK503!.DOC\53167.0011
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ITEM 9. REGULATION FD DISCLOSURE.

On July 16, 2001, a limited partnership owned by Hicks Muse, certain members of the Carter family, and their respective affiliates (the "Note Limited Partnership") transferred $50.9 million aggregate principal amount of 10-7/8% Series B Senior Subordinated Notes due 2008 of Home Interiors & Gifts, Inc. (the "Company") that the Note Limited Partnership had acquired in the open market in January 2001, to the Company in exchange for a like aggregate liquidation preference of 12.5% Senior Preferred Convertible Stock, par value $0.01 per share, issued by the Company ("Preferred Stock"). Concurrently, another limited partnership owned by Hicks Muse, certain members of the Carter family, and their respective affiliates (the "Debt Limited Partnership") (i) transferred its interest in approximately $45 million aggregate indebtedness of the Company under the Company's existing credit agreement (the "Credit Agreement") to the Company in exchange for a like aggregate liquidation preference of Preferred Stock and (ii) purchased an additional $231,000 aggregate liquidation preference of Preferred Stock for cash.

Concurrently with the exchanges described above, the Credit Agreement was amended and restated. Changes resulting from such amendment and restatement include, among other things, an increase of $10 million in the revolving credit line, which increase shall be available upon satisfaction by the Company of certain conditions, and the conversion of approximately $45 million of the Term A Loans to Term B Loans. In addition, the maturity date of the loans was extended for an additional six-month period.





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
                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        HOME INTERIORS & GIFTS, INC.

Date: July 17, 2001.                    By: /s/ Kenneth J. Cichocki
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                                            Name: Kenneth J. Cichocki
                                            Title: Vice President of Finance
                                                   and Chief Financial Officer
















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